Exhibit 99.1
Analyst Presentation February 2007

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Synergies with respect to the Dillon transaction are forward looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings or governmental investigations or proceedings (including environmental related claims), negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, the Company's ability to integrate fully the newly-acquired Dillon operations and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Participants Bill Lowe Chief Operating Officer & Chief Financial Officer Ron Smith Treasurer & Head of Investor Relations

Business Overview

Unifi Overview Business Overview Unifi's yarns are found in: Apparel Home furnishings Hosiery Automotive Industrial, sewing thread, military and medical applications Some key Unifi brands include: For the twelve months ended December 24, 2006 ("TTM"), Unifi had net sales and adjusted EBITDA of $692 million and $45 million, respectively Unifi Yarn Product Contributions

Business Overview POY Manufacturer Synthetic Fiber Manufacturer Fabric Producer Product Manufacturer Retailer Consumer Petrochemical Raw Material Trade-protected market environment Growing global market Increasing focus upon specialty yarns Strong sourcing power by retailers Strong North American production base Vertical integration of supply chain Raw material pricing pressure from supply and demand dynamics of petrochemical supply chain Unifi fills an integral role in the synthetic fiber value chain Significance to Value Chain

Our Manufacturing Process Texturing machines process POY multi- filament yarns Texturing is a combination of heating and stretching of the POY as it passes through the texturing unit Texturing Machines The friction disc unit is the heart of the texturing machine POY enters the top of the unit, passes through the high- speed discs and exits as textured yarn Computers inspect every inch of yarn as it is produced Texturing Units Value-added Processes POY Manufacture Textured Yarns After the POY is processed, the resulting textured yarn has bulk, crimp, strength and consistent dyeability It is now ready to be processed into fabric or used in other processes Package Dyeing Covering Twisting Beaming The first step in producing synthetic yarn begins with the raw material known as POY (partially oriented yarn) Feedstock is used to create polymer which is extruded through microscopic holes to form a single fiber filament Business Overview

Domestic 0.6 Regional Free-Trade(1) 0.4 Export 0.12 Automotive 0.12 Industrial 0.07 Other 0.02 Sales Segmentation Poly POY 0.22 Poly DTY 0.28 Nylon 0.27 Other 0.22 Sales by Product Sales by End-Market Apparel 0.375 Hosiery 0.24 Home Furnishings 0.1725 Automotive 0.1 Industrial 0.09 Other 0.025 Unifi benefits from strong product, geographic and end-market diversity Sales by Geography Business Overview ___________________________ Note: Poly POY = partially oriented polyester yarn; Poly DTY = polyester draw textured yarn; Nylon = nylon draw textured yarn and covered yarns; Other = other value-added processes such as dyed, draw warp, beaming, twisting, and air jet. Data based on calendar year 2006, except for Regional Trade certification break-down which is for 2005. Regional free-trade sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI and ATPA agreements to produce duty-free finished goods. Estimated based upon 37% and 53% of sales from U.S. polyester and U.S. nylon operations, respectively. Commentary Unifi yarns are demanded by a wide variety of customers Unifi sells its polyester and nylon yarns to approximately 9000 customers and 200 customers, respectively In fiscal 2006, only one customer (Sara Lee) accounted for greater than 10% of consolidated sales The Company is not dependent upon any particular geographic or end-market End-markets served include the apparel, hosiery, home furnishings, automotive, and industrial markets Regional free-trade sales (directly as yarn and indirectly via fabric customers) account for approximately 40% of the company's total sales.

Branded Product Success Branded Product Sales and Gross Margins Sales Gross Margin 2001 6.6 1.2 2002 15.8 2.2 2003 23.7 3.1 2004 33.5 5.5 2005 44.5 8.2 2006 48 8.5 2007 (E) 57.7 10.4 Unifi continues to provide what is Next in the market Unifi Brands Unifi has grown premium value-added ("PVA") product sales from ~ $7 million in 2001 to over $50 million annually PVA products generate margins 5x - 10x higher than commodity products Major downstream customers: Wal-Mart, Dick's Sporting Goods, Russell Athletic, Reebok and the U.S. military Business Overview ___________________________ DACRON and SOFTEC are Invista trademarks for polyester, licensed to Unifi, Inc.

The Repreve Story Business Overview

Industry / Market Overview

Attractive Industry Dynamics In 2002, polyester replaced cotton to become world's number one fiber choice Polyester accounted for ~ 40% of world fiber consumption in 2006 Global polyester demand growth is projected at 6% to 7% annually Global Textile Fiber Demand by Type of Fiber Polyester is the world's fiber of choice Industry / Market Overview ___________________________ Source: Petrochemical Consulting International (PCI). 0 20 40 60 80 100 120 140 160 180 1980 1990 2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E Billion Pounds Cotton Nylon All Other Polyester 36% 20% 8% 36% 40% 17% 6% 37% 46% 16% 5% 33%

Importance of the US Textile Industry Industry / Market Overview USA Textile Industry Shipments (2006): $68.6 Billion Capital Investment During Last 10 Years: $33 Billion Textile Sector Employment: 900,000 people (One of the largest US manufacturing employers) Textile Exports (Annualized 2006): $16.8 Billion (Third largest exporter of textiles in the world) Productivity Increases During Last 10 Years: 51% (Ranks second among all US industrial sectors) ___________________________ Source: NCTO (National Council of Textile Organizations) and US Dept. of Commerce (OTEXA division)

Leading Market Position Unifi 0.62 Other Domestic 0.35 Regional Imports 0.03 Unifi (1) 0.49 Other Domestic 0.25 Regional Imports 0.1 Other Imports 0.15 Unifi 0.42 Other Domestic 0.4 Regional Imports 0.01 Other Imports 0.17 Unifi is the leading North American producer and processor of multi-filament polyester and nylon yarns US Nylon Consumption Share US Dyed Yarn Consumption Share Source: Unifi estimates. Note: POY = partially oriented yarns; DTY = textured yarns. (1) Includes Dillon Yarn's share US Polyester DTY Consumption Share US Polyester POY Consumption Share Industry / Market Overview Unifi 0.26 Other Domestic 0.61 Regional Imports 0.13

Regional Free-Trade Markets Yarn Subject to Duties and / or Quotas Yarn U.S. Textile End Market Yarn Protected Market under CAFTA / CBI / NAFTA / Andean Agreements Canada ? Mexico ? Caribbean Basin ? Central America (2) ? Andean Region (3) Rest of World U.S.A. ___________________________ Regional free-trade agreements consist of NAFTA, CAFTA, ATPA and CBI agreements. CAFTA includes El Salvador, Guatemala, Honduras, Nicaragua, Dominican Republic and Costa Rica Andean Region includes Colombia, Peru, Ecuador and Bolivia. Industry / Market Overview Unifi benefits from trade agreements and conducts business in protected markets(1) Fabric Formation Cut / Sew Fabric Formation Cut / Sew Fabric Formation Cut / Sew

Sustainability of Regional Trade

Industry / Market Overview

Import competition primarily focused at the supply chain level

Regional Trade

- US and region trading partners provides competitive advantages
  - High quality for critical end-uses
  - Product innovation
  - Compressed supply-chain / quick turns
  - Regulatory compliant yarns
  - Competitive pricing
- Duty free movement among participants
  - Requires garment to be fully formed in region
  - Compliant yarn must be extruded in region
  - Duty benefit – 28% to 32% on manmade fiber garments
- NAFTA established in 1994 with Canada and Mexico
- CAFTA replaces CBI and is currently being finalized
  - Permanent trading pact
  - Allows for accumulation across region
  - More than just apparel

Synthetic Performance T-Shirt



$5.09
$4.88
$4.73
$4.95
$0.98
$6
$5
$4
$3
$2
$1
$-
Unit Cost Per Garment (USD)
Domestic
US Fabric
Regional Fabric
Imported
Garment
Import Duty (32%)

16

"Region" Still Significant to Apparel Supply Sources of Apparel Consumed in the USA Industry / Market Overview ___________________________ Source: Unifi Internal Estimates, OTEXA, American Apparel & Footwear Association, and Census Bureau Slow CAFTA implementation impacted regional sourcing decisions in 2006 Supply from region expected to grow in 2007, once CAFTA implementation complete CAFTA region projected to grow in 2007 / 2008 In 2006, over 40% of sales were to customers who purchase yarn under terms of the regional free-trade agreements. Brands and Retailers see regional supply as vital to global sourcing strategy 49% 45% 41% 38% 33% 30% 11% 14% 16% 19% 29% 30% 31% 32% 33% 31% 34% 9% 9% 10% 10% 7% 6% 33% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2001 2002 2003 2004 2005 2006 Est. Regional (NAFTA + CBI + ANDEAN) China + HK + Macau Other Asia Rest of World

Unifi Sales and Outlook by Segment Industry / Market Overview ___________________________ Source: Unifi internal estimates Sales by End-Use Segment Outlook Apparel - continues to face import competition at finished product level US market expected to contract Regional production expected to grow Home Furnishings - cyclical based on consumer trends Increased importation of imported piece goods Recent credit issues within the supply chain Automotive - defensible against imports High quality and just-in-time requirements Profit erosion by shift to piece dyed fabrics Industrial - wide variety of applications A focus of profitable growth initiatives Defensible due to uniqueness Hosiery - includes socks and ladies sheer hosiery Market decline due to fashion preference Stabilized through supply chain partnership Regional trade development opportunity 38% 34% 38% 20% 21% 17% 13% 11% 10% 6% 8% 9% 22% 25% 24% 1% 2% 2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% CY 2004 CY 2005 CY 2006 Apparel Furnishings Automotive Industrial Hosiery Other

China is the center of gravity for polyester textile filament. China's share of global polyester textile filament production is estimated at 62% in 2006. China's polyester yarn production is growing at an average annual rate of 8%. China's specialty yarn market in 2006 is estimated larger than the entire US yarn market China Joint Venture Overview Global Polyester Textile Filament Production Industry / Market Overview Chinese market segmentation Management has created a sustainable platform for Asian expansion ___________________________ Source: Petrochemical Consulting International (PCI). Commodity 80% Value-added 15% PVA 5% 0 5 10 15 20 25 30 35 40 2000 2003 2004 2005 2006e 2007e 2008e Other North America India Other Asia China

Focused Business Strategy

Experienced Management Team Management Team Focused Business Strategy Unifi's management team has significant experience Reputation for quality and innovation Dedicated to customer relationships Proven ability to integrate acquisitions Committed to implementing business plan Name Title Experience Brian R. Parke Chairman of the Board, President and Chief Executive Officer 42 years William M. Lowe Vice President, Chief Operating Officer and Chief Financial Officer 3 years Ronald L. Smith Treasurer and Head of Investor Relatio ns 1 6 years Thomas H. Caudle Vice President of Global Operations 3 4 years William L. Jasper Vice President of Sales 1 7 years R. Roger Berrier Vice President of Commercial Operations 1 6 years Benny L. Holder Vice President and Chief Information Officer 1 3 years Charles F. McCoy Vice President, Secretary, General Counsel and Corporate Compliance and Governance Officer 7 years Cumulative Experience 1 40 + years

Three key areas: manufacturing efficiencies, cost reductions and profitability Re-alignment of pricing and commercial terms Maximize manufacturing efficiency through consolidation and overhead elimination Refine product mix Over the past two years, the Company has consolidated several businesses and production lines in an effort to match overhead costs with operating rates On-going efforts to reduce working capital and monetize unproductive assets Entry into Chinese market August 2005 - $30 million invested in Yihua Unifi Fibre Industries ("YUFI") joint venture Successfully closed and monetized unproductive Irish assets for $38 million Fully integrated Kinston plant acquired from Koch Industries in September 2004 Paid off seller financing of $24 million within 9 months of acquisition date Begin domestic market consolidation strategy Purchased assets of Dillon yarns for $62.6 million ($42.1 million in cash, $20.5 million in common stock) Operational Restructuring Efforts Driven by Continuous Improvement Significant operational improvements which have delivered financial results Acquisition & JV Efforts Focused Business Strategy

Market Consolidation Opportunity Fragmented North American polyester and nylon markets Competition primarily consists of small privately-held companies which serve only limited markets Characterized by utilization rates of 75 - 95% Regional trade protection increases need for U.S. manufactured yarns U.S. retailers have expressed need for balanced procurement Readily available production capacity, quicker response times, customized orders and single- supplier capabilities are crucial to domestic demand Innovation, product quality and customer service are key differentiators Unifi is the market leader in development and commercialization of value-added yarns Specialty yarn generates margins 5x - 10x higher than commodity yarn Consolidation of the North American market presents revenue and margin opportunity We plan to selectively pursue acquisitions that offer the potential to strengthen our market position, achieve cost savings and leverage core competencies Focused Business Strategy

Strategy For Asian Expansion Commercial Leverage Unifi Experience Expand in-country commercial infrastructure Exchange Technology and Know-how for Value Manufacturing Drive volume through pull through sales Target specialty and value added segments Develop regional Unifi Brand presence Establish Asian production base Develop value- added product offering Expand Value Added products & processes Expand basic value added product range Invest/partner to expand value added process infrastructure "Pull Through" Focused Business Strategy

China Joint Venture Overview Unifi and Sinopec Yizheng Chemical Fibre Co., Ltd. ("YCFC") formed a 50/50 joint venture in August 2005 with $30 million invested Located in Jiangsu Province, China YCFC is a long-established and highly respected fiber industry leader Immediately leverageable customer base in Asia Unifi personnel manage the day-to-day operations Platform for anticipated further geographic diversification in Asia and expansion into rapidly growing Chinese specialty yarn market Chinese Market Dynamics China imports ~ 30% to ~35% of its specialty yarn Imports pay 17% VAT and 8% duty China's domestic demand for polyester yarns is growing at an annual rate of 8% China's specialty yarn market is growing at an annual rate of 10% Joint Venture Highlights Management has created a sustainable platform for Asian expansion ___________________________ Source: Petrochemical Consulting International (PCI). Focused Business Strategy 3,821 4,846 5,820 8,987 802 933 1,091 1,343 1,453 1,628 315 384 474 501 528 584 6,984 7,765 0 2,000 4,000 6,000 8,000 10,000 2001 2002 2003 2004 2005 2006 Est. Million Pounds Commodity Value-added Premium value-added 4,938 6,162 7,385 8,827 9,746

Synthetic Yarn Producer Fabric Producer Garment Manufacturer Brand Retailer Product innovation Technical expertise Market intelligence Merchandising assistance Trend analysis Commercialization of Specialty Yarns Dick's Sporting Goods Duofold Majestic Athletic Marmot Costco Champion Athletic Key Downstream Customers Russell Athletic U.S. military VF Imagewear Wal-Mart Eastern Mountain JC Penney Pull-through sales efforts have driven branded product growth and market awareness Focused Business Strategy

Financial Overview

Quarterly Operations Performance Recent Performance Management transformed operations and created ability to generate strong cash flows ___________________________ Adjusted EBITDA margin is based on Adjusted EBITDA of $44.9 million, $55.9 million, $52.7 million and $57.0 million for the twelve months ended December 24, 2006 and the fiscal years 2006, 2005 and 2004, respectively. See appendix for a reconciliation of Adjusted EBITDA to EBITDA, Net loss and Net cash provided by continuing operating activities. (1) (1) Financial Overview $666 $794 $739 $692 8.5% 6.6% 7.6% 6.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% FY 2004 FY 2005 FY 2006 TTM Dec 2006 Adj. EBITDA Margin (%) $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 Sales ($mm) Sales Adj. EBITDA Margin

Impact of Dillon Acquisition

Stable Liquidity & Capitalization Continued positive cash flow generation; LTM free cash flow of $17.9 million(1) $1.3 billion of capex since 1992; low maintenance capex requirements in future periods ($10 to $12 million) Continued focus on working capital; improved AR from 61 days to 44 days sales outstanding over last 3 years Continuing to review alternatives regarding investment in Parkdale Potential proceeds from sale of equity affiliate and idle assets held-for-sale Currently not a cash taxpayer Borrowed $43 million January 2007 to fund cash portion of Dillon acquisition; $36 million currently outstanding Recently Improved Maturity Profile (2) Unifi has significant liquidity and a stable capital structure ___________________________ Free cash flow based upon Adjusted EBITDA of $44.9 million less capex of $9.4 million and net interest expense of 17.6 million. See the appendix for a reconciliation of Adjusted EBITDA to EBITDA, Net loss and cash provided by operating activities. Hatched boxes represent revolving credit facility. Revolver borrowing base includes the option to increase borrowing capacity under the facility by an additional $50.0 million under certain circumstances. Current Liquidity Metrics Financial Overview $250 100 $190 $100 $0 $50 $100 $150 $200 $250 $300 2006 2007 2008 2009 2010 2011 2012 and Beyond US Dollars ($mm) Prior Current

Capital Structure Covenants $190 million of 11.5% 2014 Senior Secured Notes Unifi has a covenant-light stable capital structure Amended Revolving Credit Agreement No on-going maintenance covenants Limited ability to make restricted payments, such as dividends, stock repurchases, permitted investments (including China) or create liens Restrictions on use of proceeds from asset sales Incurrence of additional indebtedness covenant of 2 to 1 times fixed charge coverage No call 4 years - optional redemption thereafter Change of control requirement at 101% Financial Overview Matures May 15, 2011 $100 million facility with ability to increase $50 million Secured by eligible working capital No on-going maintenance covenants, as long as availability is greater than $25 million Interested based on LIBOR plus 150 to 225 basis points 25 basis point rebate with fixed coverage ratio greater than 1.5 to 1

Diverse Customer Base Leading Supplier in Regional Free- Trade Markets Strong Liquidity and Stable Capitalization Experienced Management Team Leading Market Positions Attractive Industry Dynamics Expertise in Value- Added Products

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